Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 4, 2012, is by and among BARNES & NOBLE, INC., a Delaware corporation (“Lead Borrower”), the other Persons party hereto as borrowers (collectively, together with the Lead Borrower, the “Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), and each of the Lenders party hereto.

RECITALS:

A. The Borrowers, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent, and the other agents party thereto, are parties to that certain Amended and Restated Credit Agreement, dated as of April 29, 2011 (as amended by that certain First Amendment to Amended and Restated Credit Agreement and Security Agreement and as otherwise amended, restated, supplemented or modified prior to the date hereof, the “Existing Credit Agreement” and as amended hereby and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

B. The Lead Borrower has requested that the Required Lenders consent to the amendment of Section 7.16 of the Existing Credit Agreement to provide that the provisions thereof only apply during a Trigger Event.

C. The undersigned Agents and Lenders are willing to amend the Existing Credit Agreement for the foregoing purposes and in accordance with the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01 Amendment to Existing Credit Agreement. Section 7.16 of the Existing Credit Agreement is hereby amended by (a) inserting “during the continuation of any Trigger Event” in the first line thereof between “Loans are outstanding,” and “allow the aggregate amount”, (b) inserting “during the continuation of any Trigger Event” in the last parenthetical in clause (b) thereof between “make any Committed Loans” and “if, after giving effect to” and (c) inserting the following proviso at the end of such section:

“; provided, further, that upon receipt thereof and at all times thereafter (whether or not a Trigger Event has occurred and is continuing), all cash and Cash Equivalents of the Loan Parties and their Subsidiaries that are or would be subject to this Section 7.16 during a Trigger Event (including cash and Cash Equivalents permitted to be held in accordance herewith and cash and Cash Equivalents in excess of the specified maximum amounts thereof, if applicable) shall be directly deposited into a Blocked Account or otherwise transferred to a Blocked Account in accordance with Section 6.13(b), and thereafter held in a Blocked Account so long as such cash and Cash Equivalents are held by any Loan Party or its Subsidiary.”

SECTION 1.02 Effectiveness. This Amendment shall become effective so long as no Default has occurred and is continuing on such date and the First Amendment Effective Date (as defined in the First Amendment) shall have occurred or shall occur simultaneously with the effectiveness hereof, on the date (the “Effective Date”) on which the Administrative Agent has received executed signature pages hereto from the Loan Parties, the Agents and the Required Lenders.

SECTION 1.03 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

SECTION 1.04 Instrument Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 1.05 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

SECTION 1.06 Counterparts. This Amendment may be executed in any number of counterparts (including by telecopy, PDF, electronic mail or other electronic means) and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.07 Severability. In case any provision in or obligation under this Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.08 Benefit of Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Borrower may assign or transfer any of its interest hereunder without the prior written consent of the Administrative Agent and each Lender.

SECTION 1.09 Integration. This Amendment represents the agreement of the Borrowers, the Administrative Agent, the Collateral Agent, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

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SECTION 1.10 Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement, the Security Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 1.11 Loan Documents. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Existing Credit Agreement, the Credit Agreement, or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments, waivers and consents provided herein shall apply and be effective only with respect to the provisions of the Existing Credit Agreement specifically referred to by such amendment. As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended hereby.

(Signature Pages Follow)

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

BARNES & NOBLE, INC.

By:
Name: Thomas D. Donohue
Title: Vice President, Treasurer

BARNES & NOBLE BOOKSELLERS, INC.
BARNES & NOBLE INTERNATIONAL LLC
BARNES & NOBLE MARKETING SERVICES CORP.
BARNES & NOBLE MARKETING SERVICES LLC
BARNES & NOBLE PURCHASING, INC.
BARNES & NOBLE SERVICES, INC.
BARNESANDNOBLE.COM LLC
STERLING PUBLISHING CO., INC.

By:
Name: Thomas D. Donohue
Title: Vice President, Treasurer

BARNES & NOBLE COLLEGE BOOKSELLERS, LLC

By:
Name: Thomas D. Donohue
Title: Vice President, Treasurer

Second Amendment to Amended and Restated Credit Agreement

Signature Page

AGENTS AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent

By:

Name:	Andrew Cerussi

Title:	Director

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

BANK OF AMERICA, N.A., as a Lender, LC Issuer and Swing Line Lender

By:

Name:	Andrew Cerussi

Title:	Director

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and LC Issuer

By:

Name:	Jennifer Heard

Title:	Authorized Officer

Second Amendment to Amended and Restated Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and LC Issuer

By:

Name:	Danielle Baldinelli

Title:	Director.

Second Amendment to Amended and Restated Credit Agreement

Signature Page

SUNTRUST BANK, as a Lender

By:

Name:	Nigel Fabien

Title:	Vice President

Second Amendment to Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:	Matthew Kasper

Title:	Vice-President

Second Amendment to Amended and Restated Credit Agreement

Signature Page

REGIONS BANK, as a Lender

By:

Name:	Louis Alexander

Title:	Attorney in Fact

Second Amendment to Amended and Restated Credit Agreement

Signature Page

RBS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A., as a Lender

By:

Name:	Francis Garvin

Title:	SVP

Second Amendment to Amended and Restated Credit Agreement

Signature Page

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:

Name:	Julianne Low

Title:	Vice President

Second Amendment to Amended and Restated Credit Agreement

Signature Page

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:

Name:	MARK J. FORTI

Title:	Duly Authorized Signatory

Second Amendment to Amended and Restated Credit Agreement

Signature Page

CIT BANK, as a Lender

By:

Name:	Renee M. Singer

Title:	Managing Director

Second Amendment to Amended and Restated Credit Agreement

Signature Page

COLE TAYLOR BANK, as a Lender

By:

Name:	Richard A Simons

Title:	GSVP

Second Amendment to Amended and Restated Credit Agreement

Signature Page

COMPASS BANK, as a Lender

By:

Name:	Michael Sheff

Title:	Senior Vice President

Second Amendment to Amended and Restated Credit Agreement

Signature Page